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                                                                   EXHIBIT 21.1

                              BJ SERVICES COMPANY
                                 Subsidiaries

                                                      Jurisdiction of    Percentage
Name of Entity                                         Organization        Owned
--------------                                     --------------------- ----------
BJ SERVICES COMPANY............................... Delaware                 100%
AMERICAN FRACMASTER LTD........................... Texas                    100%
ASPAC REGION PTE. LTD............................. Singapore                100%
B.J. PETROLEUM SERVICES INTERNATIONAL LIMITED..... Cyprus                   100%
BIARRITZ OVERSEAS LIMITED......................... Cyprus                   100%
BJ-ROTARY PETROLEUM SERVICES COMPANY LIMITED (JV). Hungary                   64%
BJ CHEMICAL PRODUCTS (BEIJING) LIMITED............ China                    100%
BJ HOLDINGS (RUSSIA) LIMITED...................... Cyprus                   100%
BJ OILWELL SERVICES (M) SDN.BHD. (JV)............. Malaysia                  65%
BJ PETROLEUM SERVICES (CHINA) LIMITED............. Cyprus                   100%
BJ PETROLEUM SERVICES LIMITED (UK)................ United Kingdom           100%
BJ PROCESS & PIPELINE SERVICES PTE. LTD........... Singapore                100%
BJ PROCESS & PIPELINE SERVICES (AUSTRALIA) PTY LTD Australia                100%
BJ PROCESS & PIPELINE SERVICES LIMITED............ England                  100%
BJ PROCESS AND PIPELINE SERVICES AS............... Norway                   100%
BJ PROCESS AND PIPELINE SERVICES COMPANY.......... Texas                    100%
BJ PROCESS AND PIPELINE SERVICES GmbH............. Germany                  100%
BJ PUMPING SERVICES COMPANY S.A. (JV)............. Panama                    65%
BJ QUIMICA DO BRASIL LTDA......................... Brazil                   100%
BJ SERVICE ARABIA LIMITED (JV).................... Saudi Arabia              70%
BJ SERVICE INTERNATIONAL (THAILAND) LTD........... Bangkok                  100%
BJ SERVICE INTERNATIONAL, INC..................... Delaware                 100%
BJ SERVICES (GB) LIMITED.......................... Scotland                 100%
BJ SERVICES AS.................................... Norway                   100%
BJ SERVICES C.I., LTD............................. Cayman Islands           100%
BJ SERVICES COMPANY (AUSTRALIA) PTY LTD........... Australia                100%
BJ SERVICES COMPANY (HONG KONG) LIMITED........... Hong Kong                100%
BJ SERVICES COMPANY (MAURITIUS) LTD............... Republic of Mauritius    100%
BJ SERVICES COMPANY (NIGERIA) LIMITED (JV)........ Nigeria                   60%
BJ SERVICES COMPANY (SAKHALIN) LIMITED............ Russia                   100%
BJ SERVICES COMPANY (SINGAPORE) PTE. LTD.......... Singapore                100%
BJ SERVICES COMPANY (UK) LIMITED.................. Scotland                 100%
BJ SERVICES COMPANY (VIETNAM) LIMITED............. Vietnam                  100%
BJ SERVICES COMPANY AFRICA LIMITED................ Scotland                 100%
BJ SERVICES COMPANY B.V........................... Netherlands              100%
BJ SERVICES COMPANY CANADA........................ Nova Scotia              100%
BJ SERVICES COMPANY FRANCE S.A.R.L................ France                   100%
BJ SERVICES COMPANY GmbH.......................... Germany                  100%
BJ SERVICES COMPANY ITALIA S.R.L.................. Italy                    100%
BJ SERVICES COMPANY LIMITED....................... Scotland                 100%
BJ SERVICES COMPANY MEXICANA S.A. DE C.V.......... Mexico                   100%
BJ SERVICES COMPANY MIDDLE EAST................... Delaware                 100%
BJ SERVICES COMPANY MIDDLE EAST LIMITED........... Scotland                 100%
BJ SERVICES COMPANY S.a.r.l....................... Luxembourg               100%
BJ SERVICES COMPANY USA, L.P...................... Delaware                 100%

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
                                                       Jurisdiction of Percentage
Name of Entity                                          Organization     Owned
--------------                                         --------------- ----------
BJ SERVICES COMPANY, S.A.............................. Panama             100%
BJ SERVICES COMPANY, U.S.A............................ Delaware           100%
BJ SERVICES DE VENEZUELA, C.A......................... Venezuela          100%
BJ SERVICES DO BRASIL LTDA............................ Brazil             100%
BJ SERVICES EGYPT LLC................................. Egypt              100%
BJ SERVICES EQUIPMENT II, L.P......................... Delaware             5%
BJ SERVICES EQUIPMENT, L.P............................ Delaware             5%
BJ SERVICES II, L.L.C................................. Delaware           100%
BJ SERVICES INTERNATIONAL B.V......................... Netherlands        100%
BJ SERVICES INTERNATIONAL LTD......................... England            100%
BJ SERVICES INTERNATIONAL S.a.r.l..................... Luxembourg         100%
BJ SERVICES INTERNATIONAL, S.A........................ Panama             100%
BJ SERVICES OPERATING & MAINTENANCE COMPANY II, L.L.C. Delaware           100%
BJ SERVICES OPERATING & MAINTENANCE COMPANY, L.L.C.... Delaware           100%
BJ SERVICES S.A....................................... Argentina          100%
BJ SERVICES, L.L.C.................................... Delaware           100%
BJ SERVICIOS INTERNATIONAL S.A. DE C.V................ Mexico             100%
BJ TUBULAR SERVICES A/S............................... Scotland           100%
BJ TUBULAR SERVICES B.V............................... Netherlands        100%
BJ TUBULAR SERVICES LIMITED........................... Scotland           100%
BJ USA, LLC........................................... Delaware           100%
BJ-HUGHES C.I., LTD................................... Cayman Islands     100%
BJNEFT (CYPRUS) LIMITED............................... Cyprus             100%
BJSC HOLDINGS, LLC.................................... Delaware           100%
BJSC, L.P............................................. Delaware           100%
CANADIAN FRACMASTER OFFSHORE (CYPRUS) LIMITED......... Cyprus             100%
CFC HOLDINGS INC...................................... Delaware           100%
CFC PARTNER LLC....................................... Delaware           100%
CHALLENGE PIPELINE SERVICES PTY LTD................... Australia          100%
CHEMFRAC TRADING LIMITED.............................. Cyprus             100%
COLONY DRILLING COMPANY LIMITED....................... Scotland           100%
COMPANIA DE SERVICIOS PETROLEROS BJ BOLIVIANA S.A..... Bolivia            100%
FRACMASTER CONSULTANTS LIMITED........................ Cyprus             100%
FRACMASTER U.S.A. INC................................. Delaware           100%
GULF WELL SERVICES COMPANY (JV)....................... Kuwait              40%
INTERNATIONAL CHEMICAL SPECIALITIES FZE............... Dubai              100%
MCKENNA AND SULLIVAN LIMITED.......................... England            100%
NMS OILFIELD LIMITED.................................. Cyprus             100%
NOWSCO (NETH) GROUP B.V............................... The Netherlands    100%
NOWSCO AMERICAS S.A................................... Argentina          100%
NOWSCO FRACMASTER TECHNICAL SERVICES LIMITED.......... Cyprus             100%
NOWSCO INTERNATIONAL LIMITED.......................... Barbados           100%
NOWSCO NORGE AS....................................... Norway             100%
NOWSCO WELL SERVICE (CYPRUS) LIMITED.................. Cyprus             100%
NOWSCO WELL SERVICE (IRELAND) LIMITED................. Ireland            100%
NOWSCO WELL SERVICE (VOSTOK) LIMITED.................. Russia             100%
NOWSCO WELL SERVICE COMPANY LIMITED................... Barbados           100%
NOWSCO WELL SERVICE INTERNATIONAL LIMITED............. Bermuda            100%
NOWSCO WELL SERVICE SRL............................... Italy              100%
NOWSCO-BJ SERVICES COMPANY (B) SDN BHD (JV)........... Brunei              60%

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
                                                       Jurisdiction of     Percentage
Name of Entity                                          Organization         Owned
--------------                                      ---------------------- ----------
OFS PORTAL, LLC.................................... Delaware                  4.64%
OILFIELD CHEMICALS TRADING LIMITED................. British Virgin Islands     100%
P.T. BJ SERVICES INDONESIA (JV).................... Indonesia                   75%
P.T. NOWSCO WELL SERVICE INDONESIA................. Indonesia                  100%
P.T. WESTERN PETROLEUM SERVINDO.................... Indonesia                  100%
PD MEXICANA SOCIEDAD DE RESPONSABILIDAD LIMITADA DE
  CAPITAL VARIABLE (JV)............................ Mexico                      50%
POSEIDON TREASURY SERVICES LIMITED................. Cyprus                     100%
PREEMINENT ENERGY SERVICES, INC.................... Arkansas                   100%
PROJECT MANAGEMENT SERVICES SOCIEDAD DE
  RESPONSABILIDAD LIMITADA DE CAPITAL V............ Mexico                      50%
SAMOTLOR HOLDINGS LIMITED.......................... Cyprus                     100%
SARKU-NOWSCO WELL SERVICES SDN. BHD................ Malaysia                   100%
SEBEP QUIMICA INDUSTRIA E COMERCIO LTDA............ Brazil                     100%
SEBEX OIL WELL SERVICES S.A........................ Uruguay                    100%
SOCIETE ALGERIENNE DE STIMULATION DES PUITS
  PRODUCTEURS d'HYDROCARBURES (BJSP................ Algeria                     49%
SOCIETE DE SERVICES INDUSTRIELS (S.S.l.) (JV)...... France                      50%
STREZHEVOY SERVICES JOINT ENTERPRISE (JV).......... Russia                      50%
THE WESTERN COMPANY OF NORTH AMERICA............... Delaware                   100%
TOMSK HOLDINGS LIMITED............................. Cyprus                     100%
UFM HOLDINGS LIMITED............................... Cyprus                     100%
VERINDER HOLDINGS LIMITED.......................... Cyprus                     100%
WESTERN OCEANIC INTERNATIONAL, INC................. Panama                     100%
ZAO BJ SERVICES.................................... Russia                     100%
ZAO FRACMASTERNEFT................................. Russia                     100%
ZAO SAMOTLOR FRACMASTER SERVICES................... Russia                     100%
ZAO VASYUGAN SERVICES.............................. Russia                     100%